UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 23, 2021
Date of Report (Date of earliest event reported)

PETROTEQ ENERGY INC.
(Exact name of registrant as specified in its charter)

Ontario, Canada	000-55991	None
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15315 W. Magnolia Blvd., Suite 120 Sherman Oaks, California	91403
(Address of principal executive offices)	(Zip Code)

(800) 979-1897
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

__________

SECTION 8 - OTHER EVENTS

Item 8.01 Other Events.

Petroteq Energy Inc. ("Petroteq" or the "Company") has now filed with the United States Securities and Exchange Commission and the Canadian Securities Administrators, including the Ontario Securities Commission (the "OSC"), its amended and restated financial statements and management's discussion and analysis for the eight quarters from May 31, 2019 to February 28, 2021 (as contained in the Company's amended annual reports on Form 10-K/A for the financial years ended August 31, 2019 and August 31, 2020, and in the Company's amended quarterly reports on Form 10-Q/A for the periods ended May 31, 2019, November 30, 2019, February 29, 2020, May 31, 2020, November 30, 2020 and February 28, 2021), as well as its quarterly report on Form 10-Q for the period ended May 31, 2021.

The previously-undisclosed contingent liability that precipitated the amendment and restatement of the foregoing periodic reports also affected the Company's previously-issued unaudited condensed consolidated financial statements for the three and six months ended February 28, 2019 and 2018 (the "Q2 2019 Financial Statements"), contained in the following filings:

(a) Company's registration statement (the "Registration Statement") on Form 10 under the Securities Exchange Act of 1934, as amended, filed on May 22, 2019;

(b) Amendment No. 1 to the Registration Statement, filed on June 24, 2019; and

(c) Amendment No. 2 to the Registration Statement, filed on July 5, 2019.

As previously disclosed, Petroteq does not intend to file a post-effective amendment to the Registration Statement, as amended, that includes amended and restated Q2 2019 Financial Statements.  However, on August 23, 2021, in response to guidance received from the OSC, the Company filed amended and restated Q2 2019 Financial Statements, and related amended management's discussion and analysis, with the Canadian Securities Administrators, copies of which are included as exhibits to this Current Report on Form 8-K.

SECTION 9 - Financial Statement and Exhibits

Item 9.01 Financial Statements and Exhibits.

99.1	Condensed Consolidated Interim Financial Statements for the three and six months ended February 28, 2019 and 2018, as amended (unaudited)
99.2	Management's Discussion and Analysis (Amended) for the three and six months ended February 28, 2019 and 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETROTEQ ENERGY INC.

DATE: August 24, 2021	By:	/s/ R.G. Bailey
R. Gerald Bailey
Interim Chief Executive Officer